Exhibit 99.1
                              LETTER OF TRANSMITTAL
                              COMFORCE CORPORATION


Offer to Exchange its 15% Senior Secured PIK Debentures due 2009, Series B ("New Senior Debentures"), which have been registered under the Securities Act, for any and all of its outstanding 15% Senior Secured PIK Debentures due 2009, Series A ("Senior Debentures"), pursuant to the Prospectus dated January __, 1998.


     THE DEBENTURES EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____________________ , 1998 OR SUCH LATER DATE AND TIME TO WHICH THE DEBENTURES EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

                                       To:

                 The Bank of New York, Debentures Exchange Agent


   By Registered or Certified Mail:            By Hand or Overnight Delivery:
         The Bank of New York                       The Bank of New York
        101 Barclay Street, 7E                       101 Barclay Street
          New York, NY 10286                   Corporate Trust Services Window
  Attention: Reorganization Section,                    Ground Level
                                                     New York, NY 10286
                                             Attention: Reorganization Section,

           By Facsimile:                            For Information Call:
           (212) 571-3080                              (212) 815-6333
  (For Eligible Institutions Only)

                                   ----------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

     List below the Old Senior Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate number(s) and aggregate principal of Old Senior Debentures should be listed on a separate signed schedule affixed hereto.

                  DESCRIPTION OF OLD SENIOR DEBENTURES TENDERED


NAME(S) AND ADDRESS(ES) OF                      (1)                   (2)                  (3)                 (4)
REGISTERED HOLDER(S), EXACTLY               CERTIFICATE            AGGREGATE            AGGREGATE           AGGREGATE
AS NAME(S)                                 NUMBER(S) OF         PRINCIPAL OF OLD        PRINCIPAL           PRINCIPAL
APPEAR(S) ON OLD SENIOR                     OLD SENIOR               SENIOR             AMOUNT OF           AMOUNT OF
DEBENTURES CERTIFICATE (PLEASE              DEBENTURES*            DEBENTURES           OLD SENIOR         OLD SENIOR
FILL IN, IF                                                      REPRESENTED BY         DEBENTURES         DEBENTURES
BLANK)                                                            CERTIFICATE           TENDERED**         TENDERED IN
                                                                                                          EXCHANGE FOR
                                                                                                          CERTIFICATED
                                                                                                           NEW SENIOR
                                                                                                          DEBENTURES***




* Need not be completed if Old Senior Debentures are being tendered by book-entry transfer in accordance with DTC's ATOP procedures for transfer.

** Unless otherwise indicated in this column, the aggregate principal amount represented by all Old Senior Debentures Certificates identified in Column 1 or delivered to the Debentures Exchange Agent shall be deemed tendered.

*** Unless otherwise indicated, the holder will be deemed to have tendered the aggregate principal amount of Old Senior Debentures in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, The Depository Trust Company ("DTC") and registered in the name of Cede & Co., its nominee.

     The undersigned acknowledges that he, she or it has received and reviewed the Prospectus, dated January __ , 1998 (the "Prospectus"), of COMFORCE Corporation. a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Debentures Exchange Offer") to exchange its 15% Senior Secured PIK Debentures due 2009, Series B (the "New Senior Debentures"), for an equal principal amount of its 15% Senior Secured PIK Debentures due 2009, Series A (the "Old Senior Debentures"). The New Senior Debentures and the Old Senior Debentures are collectively referred to as the "Senior Debentures." Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     The undersigned has completed the appropriate boxes above and below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Debentures Exchange Offer.

     This Letter of Transmittal is to be used by holders of Old Senior Debentures to accept the Debentures Exchange Offer if: (i) tender of Old Senior Debentures is to be made according to the Automated Tender Offer Program ("ATOP") of the Depository Trust Company ("DTC"), for which the transaction is eligible, pursuant to the procedures set forth in the Prospectus under the caption "Debentures Exchange Offer--Procedures for Tendering--Unregistered Senior Debentures held through DTC"; (ii) certificates representing Old Senior Debentures are to be physically delivered to the Debentures Exchange Agent herewith by such holders, pursuant to the procedures set forth in the Prospectus under the caption "Debentures Exchange Offer--Procedures for Tendering--Unregistered Senior Debentures held by Holders"; or (iii) tender of Old Senior Debentures is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Debentures Exchange Offer--Guaranteed Delivery Procedures." NOTWITHSTANDING THE FOREGOING, VALID ACCEPTANCE OF THE TERMS OF THE DEBENTURES EXCHANGE OFFER MAY BE EFFECTED BY A PARTICIPANT IN DTC (A "DTC PARTICIPANT") TENDERING OLD SENIOR DEBENTURES THROUGH ATOP WHERE THE DEBENTURES EXCHANGE AGENT RECEIVES AN AGENT'S MESSAGE (AS DEFINED IN THE PROSPECTUS) PRIOR TO THE EXPIRATION DATE. ACCORDINGLY, SUCH DTC PARTICIPANT MUST ELECTRONICALLY TRANSMIT ITS ACCEPTANCE TO DTC THOUGH ATOP, AND THEN DTC WILL EDIT AND VERIFY THE ACCEPTANCE, EXECUTE A BOOK-ENTRY DELIVERY TO THE DEBENTURES EXCHANGE AGENT'S ACCOUNT AT DTC AND SEND AN AGENT'S MESSAGE TO THE DEBENTURES EXCHANGE AGENT FOR ITS ACCEPTANCE. BY TENDERING THROUGH ATOP, DTC PARTICIPANTS WILL EXPRESSLY ACKNOWLEDGE RECEIPT OF THIS LETTER OF TRANSMITTAL AND AGREE TO BE BOUND BY ITS TERMS AND THE COMPANY WILL BE ABLE TO ENFORCE SUCH AGREEMENT AGAINST SUCH DTC PARTICIPANTS.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEBENTURES EXCHANGE AGENT.

     DTC Participants who wish to cause their Old Senior Debentures to be tendered, but who cannot transmit their acceptances through ATOP prior to the Expiration Date, may effect a tender in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "Debentures Exchange Offer--Guaranteed Delivery Procedures--Unregistered Senior Debentures held through DTC." Holders who wish to tender their Old Senior Debentures but (i) whose Old Senior Debentures are not immediately available and will not be available for tendering prior to the Expiration Date, or (ii) who cannot deliver their Old Senior Debentures, the Letter of Transmittal, or any other required documents to the Debentures Exchange Agent prior to the Expiration Date, may effect a tender in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "Debentures Exchange Offer--Guaranteed Delivery Procedures--Unregistered Senior Debentures held by Holders."

     The undersigned must complete the appropriate boxes above and below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Debentures Exchange Offer.

/ / CHECK HERE IF TENDERED OLD SENIOR DEBENTURES ARE BEING DELIVERED TO THE DEBENTURES EXCHANGE AGENT IN EXCHANGE FOR CERTIFICATED NEW SENIOR DEBENTURES.

     Unless the undersigned (i) has completed item (4) in the box entitled "Description of Old Senior Debentures Tendered" and (ii) has checked the box above, the undersigned will be deemed to have tendered Old Senior Debentures in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Book-Entry; Delivery and Form" as set forth in the Prospectus.

/ / CHECK HERE IF TENDERED OLD SENIOR DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEBENTURES EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________

The Depository Trust Company Account Number ____________________________________

Transaction Code Number _______________________________________________________.

/ / CHECK HERE IF TENDERED OLD SENIOR DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEBENTURES EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):________________________________________________

Window Ticket Number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Eligible Institution that Guaranteed Delivery:__________________________

If delivered by book-entry transfer:

Account Number ______________________ Transaction Code Number __________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to conditions of the Debentures Exchange Offer, the undersigned hereby tenders to the Company the Old Senior Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Senior Debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Debentures Exchange Agent, as agent of the Company, all right, title and interest in and to such Old Senior Debentures as are being tendered hereby, and irrevocably constitutes and appoints the Debentures Exchange Agent as the agent and attorney-in-fact of the undersigned to cause the Old Senior Debentures tendered hereby to be transferred and exchanged.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Senior Debentures tendered hereby and to acquire the New Senior Debentures issuable upon the exchange of such tendered Old Senior Debentures, and that the Debentures Exchange Agent, as agent of the Company, will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Debentures Exchange Agent, as agent of the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Debentures Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Old Senior Debentures tendered hereby.

     The undersigned also acknowledges that this Debentures Exchange Offer is being made in reliance on the interpretation of the staff of the Securities and Exchange Commission (the "SEC"), as set forth in Exxon Capital Holdings Corporation (available May 13, 1988) or similar no-action letters issued to third parties. Based on such interpretation of the staff of the SEC set forth in such no-action letters, the Company believes that the New Senior Debentures issued in exchange for the Old Senior Debentures pursuant to the Debentures Exchange Offer may be offered for resale, resold and otherwise transferred by a holder thereof (other than any (i) a broker-dealer who purchases such New Senior Debentures from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act, or (ii) a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that (i) such New Senior Debentures are acquired in the ordinary course of such holder's business, (ii) at the time of the commencement of the Debentures Exchange Offer such holder has no arrangement with any person to participate in a distribution of the New Senior Debentures and (iii) such holder is not engaged in, and does not intend to engage, in a distribution of the New Senior Debentures. By tendering Old Senior Debentures in exchange for New Senior Debentures, each holder will represent to the Company that: (i) it is not such an affiliate of the Company, (ii) any New Senior Debentures to be received by it will be acquired in the ordinary course of business and (iii) at the time of the commencement of the Debentures Exchange Offer it had no arrangement with any person to participate in a distribution of the New Senior Debentures. If the undersigned is not a broker-dealer or is a broker-dealer but will not receive New Senior Debentures for its own account in exchange for Old Senior Debentures, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Senior Debentures.

     If the undersigned is a broker-dealer that will receive New Senior Debentures for its own account in exchange for Old Senior Debentures, where such Old Senior Debentures were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Senior Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Nevertheless a broker-dealer may be deemed to be an underwriter under the Securities Act notwithstanding such disclaimer. The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Senior Debentures (other than a resale of New Senior Debentures received in exchange for an unsold allotment from the original sale of the Old Senior Debentures) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealers for a period of time, starting on the Expiration Date and ending on the close of business 180 days after the date the Registration Statement relating to the Debentures Exchange Offer has become effective. The Company has agreed that for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to each broker-dealer which, with the Company's prior written consent, makes a market in the Old Senior Debentures and receives New Senior Debentures pursuant to the

Debentures Exchange Offer (each a "Participating Broker-Dealer") for use in connection with any resale of such New Senior Debentures. By acceptance of the Debentures Exchange Offer, each broker-dealer that receives New Senior Debentures pursuant to the Debentures Exchange Offer hereby acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of New Senior Debentures and that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. The Company agrees to deliver such notice and such amended or supplemented Prospectus promptly to any Participating Broker-Dealer that has so notified the Company. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Senior Debentures.

     The undersigned represents that (i) the New Senior Debentures acquired pursuant to the Debentures Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements with any person to participate in the distribution of such New Senior Debentures or, if such holder intends to participate in the Debentures Exchange Offer for the purpose of distributing the New Senior Debentures, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and (iii) (x) such holder is not (a) a broker-dealer that will receive New Senior Debentures for its own account in exchange for Old Senior Debentures that were acquired as a result of market-making activities or other trading activities, or (b) an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or (y) if such holder is such a broker-dealer or an affiliate, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

     The undersigned understands that tenders of the Old Senior Debentures pursuant to any one of the procedures described under "The Debentures Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Debentures Exchange Offer.

     The undersigned understands that if its Old Senior Debentures are accepted for exchange, interest on the New Senior Debentures will accumulate from the last interest payment date on which interest was paid on the Old Senior Debentures surrendered in exchange thereof, or if no interest has been paid, from the original date of issuance of the Old Senior Debentures.

     The undersigned recognizes that unless the holder of Old Senior Debentures
(i) completes item (4) of the Box entitled "Description of Old Senior Debentures Tendered" above and (ii) checks the box entitled "Check here if tendered shares of Old Senior Debentures are being delivered to the Debentures Exchange Agent in exchange for certificated New Senior Debentures" above, such holder, when tendering such Old Senior Debentures, will be deemed to have tendered such Old Senior Debentures in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Book-Entry; Delivery and Form" in the Prospectus.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Debentures Exchange Offer--Conditions," the Company may not be required to accept for exchange any of the Old Senior Debentures tendered. Old Senior Debentures not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptability of any tender will be determined by the Company, in its sole discretion, and such determination will be final and binding. Unless waived by the Company, irregularities and defects must be cured by the Expiration Date. The Company shall not be obligated to give notice of any defects or irregularities in tenders and shall not incur any liability for failure to give any such notice.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby requests that the New Senior Debentures (and, if applicable, substitute certificates representing Old Senior Debentures for any Old Senior Debentures not exchanged) be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, the undersigned hereby requests that the New Senior Debentures (and, if applicable, substitute certificates representing Old Senior Debentures for any Old Senior Debentures not exchanged) be sent to the undersigned at the address shown above in the box entitled "Description of Old Senior Debentures Tendered."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SENIOR DEBENTURES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SENIOR DEBENTURES AS SET FORTH IN SUCH BOX(ES) ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)


X _______________________________________        _______________________________

X _______________________________________        _______________________________
SIGNATURE(S) OF OWNER(S)                         DATE

Area Code and Telephone Number__________________________________________________

If a holder is tendering any Old Senior Debentures, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Senior Debentures or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title below. See Instruction 3.

Name(s):________________________________________________________________________

________________________________________________________________________________
                            (PLEASE TYPE OR PRINT)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________
                              (INCLUDE ZIP CODE)


                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution:
________________________________________________________________________________
                            (AUTHORIZED SIGNATURE)

________________________________________________________________________________
                                   (TITLE)

________________________________________________________________________________
                                  (NAME OF FIRM)

Dated: _________________________________________________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if New Senior Debentures (and, if applicable, substitute certificates representing Old Senior Debentures for any Old Senior Debentures not exchanged) are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above.

Issue New Senior Debentures to:
  Name(s):______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address:________________________________________________________________________

________________________________________________________________________________
                                   (ZIP CODE)

                         (COMPLETE SUBSTITUTE FORM W-9)


                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for New Senior Debentures (and, if applicable, substitute certificates representing Old Senior Debentures for any Old Senior Debentures not exchanged) are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box entitled "Description of Old Senior Debentures Tendered" on this Letter of Transmittal above.

Mail New Senior Debentures to:
Name(s):________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)


Address:________________________________________________________________________

________________________________________________________________________________
                                   (ZIP CODE)

IMPORTANT: EITHER (1) (A) THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) TOGETHER WITH CERTIFICATES REPRESENTING OLD SENIOR DEBENTURES OR (B) A BOOK-ENTRY CONFIRMATION INCLUDING BY MEANS OF AN AGENT'S MESSAGE, MUST BE RECEIVED BY THE DEBENTURES EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS, OR (2) THE TENDERING HOLDER MUST COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES SET FORTH HEREIN. BY TENDERING THROUGH ATOP, DTC PARTICIPANTS WILL EXPRESSLY ACKNOWLEDGE RECEIPT OF THIS LETTER OF TRANSMITTAL AND AGREE TO BE BOUND BY ITS TERMS AND THE ISSUER WILL BE ABLE TO ENFORCE SUCH AGREEMENT AGAINST SUCH DTC PARTICIPANTS.


     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)
                       PAYOR'S NAME: COMFORCE CORPORATION

SUBSTITUTE                    PART I--Taxpayer Identification Number
FORM W-9                      Enter your taxpayer identification number in           ____________________________
                              the appropriate box. For most individuals,             Social Security Number
                              this is your social security number. If you              OR
                              do not have a number, see how to obtain a              ____________________________
                              "TIN" in the enclosed Guidelines.                      Employer Identification Number
DEPARTMENT OF
THE TREASURY
INTERNAL REVENUE
SERVICE

PAYOR'S REQUEST               NOTE: If the account is in more than one
FOR TAXPAYER                  name, see the chart on page 2 of the
IDENTIFICATION                enclosed Guidelines to determine what
NUMBER ("TIN") AND            number to give.
CERTIFICATION
                              PART II--FOR PAYEES EXEMPT FROM                        PART 3--Awaiting TIN     / /
                              BACKUP WITHHOLDING (See enclosed
                              Guidelines)

                              Certification--Under the penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2)
                              I am not subject to backup withholding either because I have not been notified by the Internal
                              Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or the IRS has notified me that I am no longer subject to backup withholding.

                              SIGNATURE_______________________________________________________________________

                              DATE____________________________________________________________________________

                              CERTIFICATION GUIDELINES--You must cross out Item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31 percent of all payments made to me on account of the New Senior Debentures shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

Signature________________________________          Date_________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW SENIOR DEBENTURES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

     Forming Part of the Terms and Conditions of the Debentures Exchange Offer

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD SENIOR DEBENTURES; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by holders of Old Senior Debentures to accept the Debentures Exchange Offer if: (i) tender of Old Senior Debentures is to be made by DTC Participants through ATOP, for which the transaction is eligible, pursuant to the procedures set forth in the Prospectus under the caption "Debentures Exchange Offer--Unregistered Senior Debentures held through DTC"; (ii) certificates representing Old Senior Debentures are to be physically delivered to the Debentures Exchange Agent herewith by such holders, pursuant to the procedures set forth in the Prospectus under the caption "Debentures Exchange Offer--Unregistered Senior Debentures held by Holders"; or (iii) tender of Old Senior Debentures is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Debentures Exchange Offer--Guaranteed Delivery Procedures." Notwithstanding the foregoing, valid acceptance of the terms of the Debentures Exchange Offer may be effected by a DTC Participant tendering Old Senior Debentures through ATOP where the Debentures Exchange Agent receives an Agent's Message prior to the Expiration Date. Accordingly, such DTC Participant must electronically transmit its acceptance to DTC through ATOP, and then DTC will edit and verify the acceptance, execute a book-entry delivery to the Debentures Exchange Agent's account at DTC and send an Agent's Message to the Debentures Exchange Agent for its acceptance. By tendering through ATOP, DTC Participants will expressly acknowledge receipt of this Letter of Transmittal and agree to be bound by its terms and the Company will be able to enforce such agreement against such DTC Participants.

     In order to validly tender Old Senior Debentures pursuant the Debentures Exchange Offer, either (i) (A) this Letter of Transmittal, or a facsimile hereof, together with certificates representing Old Senior Debentures or (B) a Book-Entry Confirmation, including by means of an Agent's Message, of the transfer into the Debentures Exchange Agent's account at DTC of all Old Senior Debentures delivered electronically must be received by the Debentures Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, together with all other required documents, or (ii) the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Debentures Exchange Agent.

     If a holder or DTC Participant desires to tender Old Senior Debentures pursuant to the Debentures Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Old Senior Debentures and all other required documents to reach the Debentures Exchange Agent, or the procedures for book-entry transfer, including those with respect to tenders through ATOP, cannot be completed, prior to the Expiration Date, such holder or DTC Participant, as the case may be, must tender such Old Senior Debentures pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "Debentures Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Debentures Exchange Agent either by hand delivery, mail, facsimile transmission or overnight courier, prior to the Expiration Date; and
(iii) within three NYSE trading days after the date of the execution of the Notice of Guaranteed Delivery, (A) holders must deliver to the Debentures Exchange Agent a properly completed and duly executed Letter of Transmittal, as well as the certificate(s) representing all tendered Old Senior Debentures in proper form for transfer, and all other documents required by the Letter of Transmittal or (B) DTC Participants must effect a Book-Entry Confirmation, including through ATOP by means of an Agent's Message, of the transfer of such Old Senior Debentures into the Debentures Exchange Agent's account at DTC as set forth in the Prospectus.

     The method of delivery of this Letter of Transmittal, the shares of Old Senior Debentures and all other required documents, including delivery through DTC and any acceptance or Agent's Message transmitted through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Debentures Exchange Agent prior to the Expiration Date. Except as otherwise provided in this Instruction 1, delivery will be deemed made only when actually received by the Debentures Exchange Agent.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Old Senior Debentures for exchange.

     See "The Debentures Exchange Offer" in the Prospectus.

     2. WITHDRAWALS. Tenders of Old Senior Debentures may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal of a tender of Old Senior Debentures to be effective, a letter, telex, telegram or facsimile transmission notice of withdrawal must be received by the Debentures Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal by a DTC Participant must contain the name and number of the DTC Participant, the aggregate principal amount of Old Senior Debentures to which such withdrawal relates and the signature of the DTC Participant. Any such notice of withdrawal by a holder of Old Senior Debentures must (i) specify the name of the person who tendered the Old Senior Debentures to be withdrawn, (ii) contain a description of the Old Senior Debentures to be withdrawn (including the certificate number or numbers and aggregate liquidation preference of such Old Senior Debentures) and (iii) be signed by the holder of such Old Senior Debentures in the same manner as the original signature on this Letter of Transmittal (including any required signature guaranties), or be accompanied by (x) documents of transfer in a form acceptable to the Company, in its sole discretion and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such holder. Any Old Senior Debentures so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Debentures Exchange Offer. Any Old Senior Debentures which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Debentures Exchange Offer. Properly withdrawn Old Senior Debentures may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Debentures Exchange Offer--Withdrawal of Tenders" in the
Prospectus.

     3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder of the Old Senior Debentures tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Senior Debentures are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Senior Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Old Senior Debentures or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Old Senior Debentures surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Old Senior Debentures who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States, or an "eligible institution" within the meaning of Rule l7Ad-l5 of the Securities Exchange Act of 1934, as amended (each an "Eligible Institution"). If Old Senior Debentures are registered in the name of a person other than the signer of this Letter of Transmittal, the Old Senior Debentures surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Old Senior Debentures should indicate in the applicable box the name and address to which New Senior Debentures issued pursuant to the Debentures Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any New Senior Debentures will be issued in the name of, and delivered to, the name or address of the person signing this Letter of Transmittal and any Old Senior Debentures not accepted for exchange will be returned to the name or address of the person signing this Letter of Transmittal.

     5. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the federal income tax laws, payments that may be made by the Company on account of New Senior Debentures issued pursuant to the Debentures Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Trustee with respect to the New Senior Debentures or a broker or custodian) may still withhold 31% of the amount of any payments made on account of the New Senior Debentures until the holder furnishes the Company or the Trustee with respect to the New Senior Debentures, broker or custodian with its TIN. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Debentures Exchange Agent or the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Debentures Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Senior Debentures are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Old Senior Debentures to be deemed invalidly tendered, but may require the Company or the Trustee with respect to the New Senior Debentures, broker or custodian to withhold 31% of the amount of any payments made on account of the New Senior Debentures. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Senior Debentures to it or its order pursuant to the Debentures Exchange Offer. If, however, New Senior Debentures and/or substitute Old Senior Debentures not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Senior Debentures tendered hereby, or if tendered Old Senior Debentures are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Senior Debentures to the Company or its order pursuant to the Debentures Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Senior Debentures specified in this Letter of Transmittal.

     7. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     8. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Senior Debentures, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Senior Debentures for exchange.

     Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

     9. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of Old Senior Debentures being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

     10. MUTILATED, LOST, STOLEN OR DESTROYED OLD SENIOR DEBENTURES. Any holder whose Old Senior Debentures have been mutilated, lost, stolen or destroyed should contact the Debentures Exchange Agent at the address indicated above for further instructions.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Debentures Exchange Agent at the address and telephone number indicated above.

                              COMFORCE CORPORATION

     All tendered Old Senior Debentures, executed Letters of Transmittal and other related documents should be directed to the Debentures Exchange Agent. Requests for assistance and additional copies of the Prospectus, the Letter of Transmittal and other related documents should be directed to the Debentures Exchange Agent.

       THE DEBENTURES EXCHANGE AGENT FOR THE DEBENTURES EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

                                  By Facsimile:
                                 (212) 571-3080
                        (For Eligible Institutions Only)

                                  By Telephone:
                                 (212) 815-6333

                          By Registered or Certified Mail:
                              The Bank of New York
                             101 Barclay Street, 7E
                               New York, NY 10286
                         Attn.: Reorganization Section



                          By Hand or Overnight Delivery
                              The Bank of New York
                               101 Barclay Street
                         Corporate Trust Services Window
                                  Ground Level
                               New York, NY 10286
                        Attention: Reorganization Section